CONTACTS MEDIA: Marcey Zwiebel (412) 762-4550 media.relations@pnc.com INVESTORS: Bryan Gill (412) 768-4143 investor.relations@pnc.com PNC RECEIVES REGULATORY APPROVAL FOR ACQUISITION OF BBVA USA PITTSBURGH, May 14, 2021 – The PNC Financial Services Group, Inc. (NYSE: PNC) today announced receipt of regulatory approval from the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency to complete the previously announced acquisition of BBVA USA Bancshares, Inc., including its U.S. banking subsidiary, BBVA USA. The regulatory approval process also included approvals from the Banking Departments of the States of Alabama and Texas. No further regulatory approvals are required to complete the acquisition and merger of PNC Bank and BBVA USA. The acquisition is anticipated to close June 1, 2021, pending satisfaction of customary closing conditions. Upon closing, PNC will be the fifth largest U.S. commercial bank with over $560 billion in assets and a presence in 29 of the 30 largest markets in the U.S. After closing, PNC will provide BBVA USA customers comprehensive information relating to the anticipated conversion of their accounts in October 2021. Until conversion, customers will continue be served through their respective BBVA USA and PNC branches, website and mobile apps. “We are pleased to have received regulatory approval of our acquisition that will accelerate our growth trajectory and drive long-term shareholder value,” said William S. Demchak, PNC chairman, president and chief executive officer. “With common cultures and values and a shared commitment to our customers, employees and communities, we look forward to bringing PNC’s industry-leading technology and innovative products and services to new markets and clients.” The PNC Financial Services Group, Inc. is one of the largest diversified financial services institutions in the United States, organized around its customers and communities for strong relationships and local delivery of retail and business banking including a full range of lending products; specialized services for corporations and government entities, including corporate banking, real estate finance and asset-based lending; wealth management and asset management. For information about PNC, visit www.pnc.com. - more - Exhibit 99.1

PNC Receives Regulatory Approval For Acquisition of BBVA USA – Page 2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION This press release contains forward-looking statements regarding our outlook or expectations with respect to the planned acquisition of BBVA USA Bancshares, Inc. (“BBVA USA Holdco”), the combination of BBVA USA Holdco into PNC and BBVA USA into PNC Bank, and the impact of the transaction on PNC's future performance. Forward- looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risk and uncertainty to which our forward-looking statements are subject. The forward-looking statements in this press release speak only as of the date of this press release, and we assume no duty, and do not undertake any obligation, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward- looking statements. As a result, we caution against placing undue reliance on any forward-looking statements. Forward-looking statements in this press release are subject to the following risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired business into PNC after closing: the business of BBVA USA Holdco, including BBVA USA, going forward may not perform as we currently project or in a manner consistent with historical performance and, as a result, the anticipated benefits of the transaction may be significantly more difficult or take longer to achieve than expected or may not be achieved in their entirety; the combination of BBVA USA Holdco, including BBVA USA, with PNC and PNC Bank, respectively, may be more difficult to achieve than anticipated or have unanticipated adverse results; and completion of the transaction is dependent on the satisfaction of customary closing conditions, which cannot be assured. These forward-looking statements are also subject to the principal risks and uncertainties applicable to our businesses generally that are disclosed in PNC's 2020 Form 10-K and first quarter 2021 Form 10-Q and in PNC's subsequent SEC filings. Our SEC filings are accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document. # # #